Exhibit 99.1

Oak Hill Bio and Research Alliance Corporation III Announce Business Combination Agreement to Create Publicly Listed Rare Disease Biotechnology Company to Advance Antisense Oligonucleotide Therapy Rugonersen for Angelman Syndrome

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Transaction to provide Oak Hill Bio with approximately $175 million in gross proceeds, including $75 million of cash in Research Alliance Corporation III’s (Nasdaq: RACC) (“RACC”) trust account that is fully backstopped by RA Capital Management and a $100 million committed private financing.

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Together with Oak Hill Bio’s recent $32.5 million Series A financing, the transaction is expected to provide cash runway for development of rugonersen, a potential best-in-class antisense oligonucleotide (ASO) for the treatment of Angelman syndrome, through Phase 3 readout and potential new drug application (NDA) submission in 2H2029.

•	Current RACC Director and former Avidity Biosciences CFO Mike MacLean to remain on the Board of the combined company post-closing.

•	Business combination expected to close by year-end 2026, and the combined company expected to trade on the Nasdaq Capital Market under the ticker symbol “OAKH”.

Cambridge and New York (United States), July 27, 2026 – OHB Pediatrics Ltd. d/b/a Oak Hill Bio, a clinical-stage rare disease therapeutics company, and RACC, a special purpose acquisition company (SPAC) sponsored by RA Capital Management, today announced that they have entered into a definitive business combination agreement. In connection with consummation of the transaction, which is expected to close by year-end 2026 subject to customary closing conditions, RACC would redomesticate as a Delaware corporation and be renamed Oak Hill Bio, Inc., and its shares of common stock would be listed on the Nasdaq Capital Market under the ticker symbol “OAKH”.

Oak Hill Bio is developing rugonersen, an investigational ASO therapy for the treatment of Angelman syndrome, in the pivotal Phase 3 BEACON clinical trial (NCT07605429) which dosed its first patient in July 2026. Angelman syndrome is a devastating neurodevelopmental disorder affecting approximately 30,000 diagnosed patients in the U.S. and European Group of Five countries (“EU5”) with no approved disease-modifying therapies. Rugonersen was originally developed by Roche as a highly potent and specific therapy to restore neuronal UBE3A expression, acting as a potential disease modifying treatment, and was licensed by Oak Hill Bio from Roche in February 2025. Several former members of the rugonersen program have joined Oak Hill Bio to lead further development.

“We are excited to announce a business combination with Research Alliance Capital III and partnering with RA Capital,” said Josh Distler, Chief Executive Officer of Oak Hill Bio. “The resources provided by this amazing group of investors will enable us to continue to aggressively develop rugonersen. We have dosed the first patient in the Phase 3 BEACON trial and look forward to evaluating the potential of rugonersen to meaningfully impact the lives of patients living with Angelman syndrome and their families.”

“Oak Hill Bio combines compelling science, a management team with a broad range of experience, and an extremely promising rare disease asset, making for a solid foundation for continued success,” said Matthew Hammond, Partner at RA Capital and CEO and Director of RACC. “We are excited to lead this transaction and support Oak Hill Bio as the team brings rugonersen into pivotal development and towards a potential registration for a best-in-class treatment for Angelman syndrome.”

Summary of the Transaction

The proposed transaction is expected to provide Oak Hill Bio with approximately $175 million in gross proceeds before transaction expenses, including $75 million of cash in RACC’s trust account that is fully backstopped by RA Capital and a $100 million committed private financing. Of the $100 million private financing, $45 million was funded by RA Capital at signing pursuant to a SAFE investment in Oak Hill Bio, with the remaining amount expected to be funded at closing through an oversubscribed PIPE in RACC at $10.00 per share. Participants in the PIPE include Oak Hill Bio’s Series A investors, including Balyasny Asset Management, Janus Henderson Investors, KCap Biotechnology Fund, and venBio, as well as new investors ADAR1 Capital Management; Affinity Asset Advisors, LLC; Ally Bridge Group; BVF Partners, Great Point Partners, LLC, Logos Capital, SilverArc Capital, and Trails Edge Capital Partners.

Oak Hill Bio and RACC’s respective boards have unanimously approved the proposed transaction. Oak Hill Bio’s management team will lead the combined company post-combination, with Oak Hill Bio Chief Executive Officer Josh Distler serving as CEO of the combined company. Current RACC Director and former Avidity Biosciences CFO Mike MacLean to remain on the Board of the combined company post-closing. Mr. MacLean brings a proven track record of financial and operational expertise to support Oak Hill Bio’s next phase of growth.

The business combination is expected to close by year-end 2026, subject to customary closing conditions, including approval by shareholders and regulatory bodies.

Additional information about the transaction will be provided in a Current Report on Form 8-K to be filed by RACC with the Securities and Exchange Commission (the “SEC”) and will be available at the SEC’s website at www.sec.gov.

Advisors

Leerink Partners, UBS Investment Bank, Wells Fargo Securities, and LifeSci Capital are serving as joint placement agents in connection with the PIPE financing. Leerink Partners also acted as an exclusive financial advisor to RACC. Goodwin Procter LLP is serving as legal counsel to Oak Hill Bio. Cooley LLP is serving as legal counsel to RACC. Kirkland & Ellis LLP is serving as legal counsel to the placement agents.

About Oak Hill Bio

Oak Hill Bio is a clinical-stage biotechnology company focused on acquiring and developing promising therapeutics for rare diseases with significant unmet need that have been deprioritized by pharmaceutical companies. The company’s lead program is rugonersen (OHB-724), an investigational antisense oligonucleotide (ASO) in Phase 3 clinical development as a potential best-in-class treatment for Angelman syndrome, a devastating neurodevelopmental disorder with no approved disease-modifying therapies.

Oak Hill Bio is the trading name for OHB Pediatrics Ltd. It was formed in 2024 as a subsidiary of Oak Hill Bio Holdings (formerly known as Oak Hill Bio Ltd).

About Angelman Syndrome

Angelman syndrome (AS) is a serious rare genetic neurodevelopmental disorder that causes severe mental and physical impairment and affects approximately 15,000 patients in each of the U.S. and the EU5, with an estimated incidence of 1 in 12,000 to 20,000 live births. AS is characterized by global developmental delay, intellectual disability, epilepsy (90% of cases before age 3 years) with an atypical underlying electroencephalogram (EEG), ataxia, tremor, hyperactivity, limited speech, and sleep dysregulation. Symptoms often emerge during infancy and persist throughout life. Deletions and mutations in the maternal ubiquitin protein ligase E3A (UBE3A) allele cause Angelman syndrome, due to epigenetic silencing of the paternal UBE3A allele by a long non-coding antisense RNA (UBE3A-ATS) in neurons. UBE3A is required for normal brain development and function. Failure to express UBE3A in central nervous system (CNS) neurons leads to a build-up of damaged or unwanted proteins, that if left unchecked, can paralyze normal neuronal maturation, function, and synaptic pruning.

About Rugonersen

Rugonersen is an antisense oligonucleotide (ASO) designed to address the underlying disease biology of Angelman syndrome (AS) by specifically and potently binding the UBE3A-ATS transcript. Rugonersen binding is intended to trigger degradation of the UBE3A-ATS transcript in the CNS and therefore the unsilencing of the UBE3A paternal allele. Rugonersen allows neuronal expression of the paternal wild-type copy of the UBE3A gene, potentially improving neuronal function and development in AS patients.

Rugonersen’s clinical and preclinical data are detailed in the following publications: Hipp, J.F., Bacino, C.A., Bird, L.M. et al. The UBE3A-ATS antisense oligonucleotide rugonersen in children with Angelman syndrome: a Phase 1 trial. Nat Med (2025). https://doi.org/10.1038/s41591-025-03784-7 ; Jagasia et al., Angelman syndrome patient-derived neuron screen leads to clinical ASO rugonersen targeting UBE3A-ATS with long-lasting effect in monkeys, Nucleic Acids Research (2025). https://doi.org/10.1093/nar/gkaf851

About RACC

Research Alliance Corporation III (Nasdaq: RACC) is a special purpose acquisition company incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. RACC’s sponsor is an affiliate of RA Capital Management, L.P., a leading life sciences focused investment firm. RACC is led by Matthew Hammond, Ph.D., Chief Executive Officer and director and Henry Stusnick, Chief Business Officer and Chief Operating Officer.

Additional Information About the Proposed Transaction and Where to Find It

The proposed transactions will be submitted to shareholders of RACC for their consideration. RACC intends to file a registration statement on Form S-4 with the SEC, which will include a prospectus and preliminary and definitive proxy statements to be distributed to RACC’s shareholders in connection with RACC’s solicitations of proxies from RACC’s shareholders with respect to the proposed transactions and other matters to be described in the registration statement, as well as the prospectus relating to the offer of Oak Hill Bio’s business in connection with the completion of the proposed transactions. After the registration statement has been filed and declared effective, RACC will mail a definitive proxy statement/prospectus and other relevant documents relating to the proposed transactions and other matters to be described in the registration statement to RACC’s shareholders as of a record date to be established for voting on the proposed transactions. Before making any voting or investment decision, RACC’s shareholders, Oak Hill Bio’s shareholders, and other interested persons are urged to read these documents and any amendments thereto, as well as any other relevant documents filed with the SEC by RACC in connection with the proposed transactions and other matters to be described in the registration statement, when they become available because they will contain important information about RACC, Oak Hill Bio and the proposed transactions. Shareholders will also be able to obtain free copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed by RACC with the SEC, once available, without charge, at the SEC’s website located at www.sec.gov, or by directing a written request to Research Alliance Corporation III, 600 Fifth Avenue, 23rd Floor, New York, New York 10020.

Forward-Looking Statements

This press release includes forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, express or implied statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity; expectations and timing related to the success, cost and timing of product development activities, including timing of initiation, completion and data readouts for clinical trials and the potential approval of Oak Hill Bio’s product candidates, the size and growth potential of the markets for Oak Hill Bio’s product candidates; financing and other business milestones; potential benefits of the proposed transactions; and expectations relating to the proposed transactions. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Oak Hill Bio’s and RACC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Oak Hill Bio and RACC. These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed transactions, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions (such as any SEC statements or enforcements or other actions related to SPACs) that could adversely affect the combined company or the expected benefits of the proposed transactions; failure to realize the anticipated benefits of the proposed transactions; risks related to the approval of Oak Hill Bio’s product candidates and the timing of expected regulatory and business milestones; the impact of competitive product candidates; ability to obtain sufficient supply of materials; ability to obtain additional financing; ability to attract and retain qualified personnel; global economic and political conditions; the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; legal and regulatory changes; the outcome of any legal proceedings that may be instituted against RACC or Oak Hill Bio related to the proposed transactions; the effects of competition on Oak Hill Bio’s future business; the amount of redemption requests made by RACC’s public shareholders. Additional risks related to Oak Hill Bio’s business include, but are not limited to: uncertainty regarding outcomes of Oak Hill Bio’s product development activities, including timing of initiation, completion and data readouts for clinical trials and the potential approval of Oak Hill Bio’s product candidates; risks associated with Oak Hill Bio’s efforts to commercialize its product candidates; Oak Hill Bio’s ability to maintain its existing agreements with third parties and to negotiate and enter into new definitive agreements on favorable terms, if at all; the impact of competing product candidates on Oak Hill Bio’s business; intellectual property-related claims; Oak Hill Bio’s ability to attract and retain qualified personnel; and Oak Hill Bio’s ability to source the raw materials for its product candidates. Additional risks related to RACC include those factors discussed in documents RACC has filed or will file with the SEC, together with the risks described in the document entitled “Risk Factors” that has been made available to interested parties concurrent with this press release and also set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in RACC’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 and in those documents that RACC has filed, or will file, with the SEC.

If any of these risks materialize or RACC’s or Oak Hill Bio’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither RACC nor Oak Hill Bio presently know or that RACC and Oak Hill Bio currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect RACC’s and Oak Hill Bio’s expectations, plans, or forecasts of future events and views as of the date of this press release and are qualified in their entirety by reference to the cautionary statements herein. RACC and Oak Hill Bio anticipate that subsequent events and developments will cause RACC’s and Oak Hill Bio’s assessments to change. These forward-looking statements should not be relied upon as representing RACC’s and Oak Hill Bio’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither RACC, Oak Hill Bio nor any of their respective affiliates undertake any obligation to update these forward-looking statements, except as required by law.

Participants in the Solicitation

RACC, Oak Hill Bio, and their respective directors and executive officers may be deemed to be participants in the solicitations of proxies from RACC’s shareholders with respect to the proposed transactions and the other matters set forth in the registration statement. Information regarding RACC’s directors and executive officers, and a description of their interests in RACC is contained in RACC’s Prospectus dated May 19, 2026, filed with the SEC pursuant to Rule 424(b)(4), in connection with RACC’s initial public offering on the Registration Statement on Form S-1 (333-294549), which was declared effective by the SEC on May 19, 2026. Copies of these documents are available free of charge at the SEC’s website located at www.sec.gov, or by directing a request to Research Alliance Corporation III, 600 Fifth Avenue, 23rd Floor, New York, New York 10020. Additional information regarding the interests of such participants in the proxy solicitation and a description of their direct and indirect interests, will be contained in the proxy statement/prospectus relating to the proposed transactions when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources described above.

This press release is not a substitute for the registration statement or for any other document that RACC and Oak Hill Bio may file with the SEC in connection with the proposed transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by RACC, without charge, at the SEC’s website located at www.sec.gov.

No Offer or Solicitation

This press release shall not constitute an offer to sell, or the solicitation of an offer to buy, or a recommendation to purchase, any securities, in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the proposed transactions, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. This press release is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contacts

Oak Hill Bio

Investors

John Fraunces, LifeSci Advisors

jfraunces@lifesciadvisors.com

Media

media@oakhillbio.com